Intangible Assets	12 Months Ended
Dec. 31, 2020
Intangible Assets [Abstract]
Intangible Assets	Intangible assets
The composition of and movements in net intangible assets in 2020 and 2019 are as follows:

2020
Millions of euros	Balance at 12/31/2019	Additions (1)	Amortization	Disposals	Impairments	Transfers and others	Translation differences and hyperinflation adjustments	Balance at 12/31/2020
Service concession arrangements and licenses	8,566	32	(1,001)	(33)	(106)	151	(1,036)	6,573
Software	2,980	467	(1,305)	—	(2)	542	(302)	2,380
Customer base	1,666	6	(372)	—	—	(4)	(58)	1,238
Trademarks	640	—	(51)	—	—	(2)	(75)	512
Other intangible assets	52	11	(6)	—	—	(2)	(4)	51
Intangible assets in process	2,130	595	—	—	—	(1,940)	(51)	734
Total intangible assets	16,034	1,111	(2,735)	(33)	(108)	(1,255)	(1,526)	11,488
(1) Total additions of intangible assets in 2020 amounted to 1,266 million euros, including the additions corresponding to companies held for sale during the annual reporting period (see Note 2).

2019
Millions of euros	Balance at 12/31/2018	Additions (1)	Amortization	Disposals	Transfers and others	Translation differences and hyperinflation adjustments	Exclusion of companies	Balance at 12/31/2019
Service concession arrangements and licenses	9,995	25	(1,227)	(495)	333	23	(88)	8,566
Software	2,940	420	(1,464)	(4)	1,113	(6)	(19)	2,980
Customer base	2,138	—	(478)	—	9	(3)	—	1,666
Trademarks	690	—	(58)	—	—	8	—	640
Other intangible assets	77	15	(21)	—	(18)	(1)	—	52
Intangible assets in process	1,016	2,267	—	(1)	(1,146)	—	(6)	2,130
Total intangible assets	16,856	2,727	(3,248)	(500)	291	21	(113)	16,034
(1) Total additions of intangible assets in 2019 amounted to 2,733 million euros, including the additions corresponding to companies held for sale and sold companies during the annual reporting period (see Note 2).

Additions of spectrum in 2020, including the additions corresponding to "Non-current assets and disposal groups held for sale", amounted to 126 million euros (1,501 million euros in 2019).
A reclassification amounting 1,381 million euros between the lines "Intangible assets in process" and "Service concession arrangements and licenses" was made in 2020, corresponding to the majority of the spectrum licenses acquired by Telefonica Germany in 2019.
In June 2019, as part of the 5G frequency auction, Telefónica Germany acquired a total of 90 MHz of spectrum in the 2 GHz and 3.6 GHz bands, for a total amount of 1,425 million euros. The German Federal Network Agency assigned the frequency blocks in August 2019:
•At 2 GHz, a paired block of 5 MHz with a running time from 2021, and a paired block of 5 MHz with a running time from 2026; and
•At 3.6 GHz, seven unpaired blocks of 10 MHz each, which will be made available gradually by 2022 at the latest.
In September 2019, Telefónica Germany, like the other auction participants, reached an agreement to pay in annual installments until 2030, beginning in December 2019, instead of one-time payment (see Note 21 and Appendix VI).
In addition, in 2019 Telefónica Uruguay acquired spectrum in the 2.6 GHz band for 26 million euros.
Disposals of "Service concession arrangements and licenses" in 2019 corresponded to the licenses to use spectrum of Telefónica Mexico (see Note 2).
"Impairments" in 2020 corresponding to "Service concession arrangements and licenses" includes an impairment loss of Telefónica Argentina, amounting to 106 million euros (see Note 7).
"Transfers and others" in 2020 include the reclassification of the intangible assets of Telefónica United Kingdom and the telecommunications towers division of Telxius amounting to 1,513 and 36 million euros, respectively, to "Non-current assets and disposal groups held for sale" of the statement of financial position (see Note 30). In addition, this section includes the reclassification of the intangible assets of Telefónica Móviles El Salvador, amounting to 34 million euros from "Non-current assets and disposal groups held for sale" (see Note 30).
"Transfers and others" in 2019 included the reclassification of the intangible assets of Telefónica de Costa Rica amounting to 65 million euros to "Non-current assets and disposal groups held for sale" of the statement of financial position (see Note 30).
Appendix VI contains the details of the main concessions and licenses which the Group operates.

“Exclusion of companies” in 2019 mainly corresponded to the sale of Telefonía Celular de Nicaragua and Telefónica Móviles Panamá amounting to 12 and 100 million euros, respectively (see Note 2).
The result of the translation to euros of the intangible assets by the companies of the Group in Argentina and Venezuela, together with the effect of the hyperinflation adjustments (see Note 3.a) are shown in the column "Translation differences and hyperinflation adjustments".

The gross cost, accumulated amortization and impairment losses of intangible assets at December 31, 2020 and 2019 are as follows:

Balance at December 31, 2020
Millions of euros	Gross cost	Accumulated amortization	Impairment losses	Intangible assets
Service concession arrangements and licenses	7,062	(399)	(90)	6,573
Software	15,375	(12,986)	(9)	2,380
Customer base	5,071	(3,833)	—	1,238
Trademarks	1,720	(1,207)	(1)	512
Other intangible assets	940	(888)	(1)	51
Intangible assets in process	734	—	—	734
Total intangible assets	30,902	(19,313)	(101)	11,488

Balance at December 31, 2019
Millions of euros	Gross cost	Accumulated amortization	Impairment losses	Intangible assets
Service concession arrangements and licenses	20,414	(11,848)	—	8,566
Software	17,578	(14,597)	(1)	2,980
Customer base	6,544	(4,878)	—	1,666
Trademarks	1,887	(1,247)	—	640
Other intangible assets	956	(901)	(3)	52
Intangible assets in process	2,130	—	—	2,130
Total intangible assets	49,509	(33,471)	(4)	16,034
Goodwill

Movement in goodwill

The movement in goodwill assigned to each Group segment was as follows:

2020
Millions of euros	Balance at 12/31/2019	Additions	Write-offs	Transfers	Exchange rate impact	Balance at 12/31/2020
Telefónica Spain	4,299	—	—	—	—	4,299
Telefónica Brazil	8,814	—	—	—	(2,556)	6,258
Telefónica Germany	4,819	—	—	(261)	—	4,558
Telefónica United Kingdom	4,847	—	—	(4,750)	(97)	—
Telefónica Hispam	2,530	—	(519)	—	(233)	1,778
Telxius Group	2	—	—	(2)	—	—
Others	92	5	—	63	(9)	151
Total	25,403	5	(519)	(4,950)	(2,895)	17,044

2019 (*)
Millions of euros	Balance at 12/31/2018	Disposals	Additions	Write-offs	Exchange rate impact	Balance at 12/31/2019
Telefónica Spain	4,310	(11)	—	—	—	4,299
Telefónica Brazil	8,991	(1)	—	—	(176)	8,814
Telefónica Germany	4,815	—	4	—	—	4,819
Telefónica United Kingdom	4,611	—	—	—	236	4,847
Telefónica Hispam	2,785	(22)	—	(206)	(27)	2,530
Telxius Group	2	—	—	—	—	2
Others	234	(144)	2	—	—	92
Total	25,748	(178)	6	(206)	33	25,403
(*) The movement in 2019 has been restated to reflect the new segments of the Group (see Note 4).

Following the agreement between Telefónica and Liberty Global plc to combine their businesses in the United Kingdom (see Note 2), the goodwill allocated to Telefonica United Kingdom was reclassified to "Non-current assets and disposals groups held for sale" of the statement of financial position (see Note 30).
On June 8, 2020 Telefónica’s subsidiary in Germany, Telefónica Germany GmbH & Co. OHG signed an agreement with Telxius Telecom, S.A. to sell approximately 10,100 sites to Telxius for 1,500 million euros, in two phases: in a first moment approximately 60% of the portfolio and the remaining 40% to be acquired by August of 2021. The first phase was completed on September 1, 2020, when Telxius acquired all the shares of the subsidiary Telefónica Germany Mobilfunk Standortgesellschaft mbH, which owned approximately 6,000 sites. As a result of this transaction, 261 million euros of goodwill originally allocated to Telefónica Germany was allocated to Telxius Group. At December 31, 2020 the goodwill allocated to Telxius Group is classified to "Non-current assets and disposals groups held for sale" of the statement of financial position (see Note 30).
In 2020 goodwill decreased by 2,895 million euros due to the depreciation of major currencies against the euro, mainly the Brazilian real (see Note 2).
As explained hereafter, in 2020 an impairment loss was recognized on the goodwill allocated to Telefónica Argentina, amounting to 519 million euros, with a balancing entry in “Other expenses” (206 million euros in 2019, see Note 26).
Transfers in "Others" in 2020 mainly correspond to the reclassification of the goodwill allocated to Telefónica Móviles El Salvador from "Non-current assets and disposal groups held for sale" (see Note 30).
The disposals of goodwill in 2019 in "Others" corresponded to the sale of Telefónica Móviles Panamá and Telefonía Celular de Nicaragua (see Note 2).
The rest of disposals in 2019 corresponded to the sale of the data center businesses.
Cash-generating units
In order to test for impairment, goodwill was allocated to the different cash-generating units (CGUs), which are grouped into the following reportable operating segments:

Millions of euros	12/31/2020	12/31/2019
Telefónica Spain	4,299	4,299
Telefónica Brazil	6,258	8,814
Telefónica Germany	4,558	4,819
Telefónica United Kingdom	—	4,847
Telefónica Hispam	1,778	2,530
Colombia	170	195
Ecuador	119	130
Chile	826	856
Peru	642	766
Argentina	—	557
Uruguay	19	24
Others T. Hispam	2	2
Telxius Group	—	2
Others	151	92
TOTAL	17,044	25,403

As explained in Note 2, the COVID-19 crisis has had a significant impact on the results of all cash-generating units, especially as of the second quarter of 2020. This situation represented an impairment indicator, and the Group conducted impairment tests at interim periods, with special emphasis on those cash-generating units whose recoverable value was closest to the carrying amount at 31 December 2019. This analysis considered:
i.the plans of the operating businesses in the Telefónica Hispam segment, which were updated during the first quarter of 2020 against the background of the operating spin-off approved on November 27, 2019. These plans reflected an improvement in profitability, through medium- and long-term efficiency measures, which have been addressed in 2020.
ii.three calculation models according to the historical relationship between the economic cycle and revenues, both in nominal and real terms, in volume and in growth rates, in order to estimate its impact in the projections in the medium and long term, with three future scenarios (base, pessimistic and optimistic). These scenarios were based on the most recent GDP growth and inflation forecasts available at that date from public and private, local and international public bodies and which can be checked for each of the countries, assigning a probability of occurrence to each scenario based on the distribution of probabilities by prestigious institutions (60%, 30% and 10% respectively). The cash flows projected in the latest 2020 forecasts for the CGUs were the starting point.
Another impairment test was conducted at year-end closing. The basis has been the latest business plan of the various cash-generating units to which goodwill is allocated to, approved by Telefónica's Board of Directors.
In order to complete the five years of cash flows after the closing year, an additional normalization period was added to the business plans based on the operating ratios until the terminal parameters are reached. The analysts consensus' forecasts are used as a reference. For specific cases, extended business plans are used to cover the five-year period of cash flows, when the normalization period does not properly reflect the expected evolution of the business. Finally, to determine the terminal value of each CGU, a constant free cash flows growth over time is assumed, applying a terminal growth rate. The model used is similar to the dividend discount model developed by Gordon-Shapiro, internationally recognized for business valuations.
The process of preparing the CGUs’ business plans considers the current market condition of each CGU, analyzing the macroeconomic, competitive, regulatory and technological environments, as well as the growth opportunities of the CGUs, and the differentiation capabilities compared to the competition based on market projections. A growth target is therefore defined for each CGU, based on the appropriate allocation of operating resources and the capital investments required to achieve the target. In addition, operating efficiency improvements are defined, in line with the strategic transformation initiatives, in order to increase the forecasted operating cash flow. In this process, the Group considers the compliance with business plans in the past.
Main assumptions used in calculating value in use
CGUs’ value in use are calculated based on the approved business plans. Certain variables are then considered, including the long-term OIBDA margin and the long-term Capital Expenditure ratio (expressed as a percentage of revenue), which are considered the key operating variables to measure business performance and to set financial targets. Finally, the discount rates and the perpetuity growth rates are considered.
The main variables considered for the most significant CGUs (Brazil, Spain, United Kingdom and Germany), are described below.
Revenues
In terms of revenues, the plan assumes a trend towards stability and improvement as of 2022 in local currency.
OIBDA margin and long-term Capital Expenditure (CapEx) ratio
The values obtained, as described in the previous paragraphs, are compared with the available data of analysts and competitors in the geographic markets where Telefónica Group operates.
In Europe, the long-term OIBDA margins two-years estimates of Telefónica Group's analysts are within a range of 39% to 43% for Spain, 31% to 33% for Germany, and 29% to 34% for the UK.
Regarding the long-term ratio of CapEx over revenues, the valuations performed for the impairment tests for Spain, Germany and United Kingdom consider the opinions of Telefónica Group’s analysts with regard to investment needs (around 12% for Spain and around 14% for Germany and the United Kingdom).
As for the long-term OIBDA margin two-years estimates of Telefónica Group's analysts for the operator in Brazil, it is in a range within 41% to 45%. Regarding investments, the operator will invest a percentage within the range of the investment needs forecasted by analysts (around 16%).
Discount rate
The discount rate, applied to measure cash flows, is the weighted average cost of capital (WACC), determined by the weighted average cost of equity and debt according to the finance structure established for each CGU.
This rate is calculated using the capital asset pricing model (CAPM), which considers the asset’s systemic risk, and the impact of those risks not already considered on cash flows, such as country risk, business-specific credit risk, currency risk and price risk specific to the financial asset, constantly monitoring the fluctuations of the financial markets. Consequently, the estimations were reviewed, including the impacts of the current economic situation resulting from the COVID-19 crisis.
For the United Kingdom, it was considered the uncertainty created by the Brexit, about the new legal framework and the impacts of the restrictions on access to the European single market. For this reason, the cost of capital used in the valuation continues to be stressed, through a higher market premium in line with the implicit one.
The most significant components of WACC are summarized as follows:
•Risk-Free Rate: defined as the interest rate offered by long-term sovereign bonds. The rate is determined using current market data and equilibrium level estimates (according to standard econometric models, supported by modeling of neutral rates prepared by the central banks themselves) in which the interest rates should be located, thus adjusting the yields, set at low rates due to the high influence of public debt purchased by central banks.
•Political Risk Premium: adds the country's insolvency risk due to political and/or financial events; calculation is based on the quoted prices of credit default swaps for each country or, the EMBI+ index published by JP Morgan based on the information available and the liquidity conditions of these swaps.
•Equity Risk Premium (ERP): the return in excess that equity assets are expected to yield over the risk-free rate. This is determined using a combination of historical approaches (ex post) backed by external publications and studies based on historical market returns series, and prospective approaches (ex-ante), based on market publications, considering the medium- and long-term profit expectations based on the degree of maturity and development of each country.
•Beta Coefficient: a measure of the volatility, or systematic risk, of an equity asset in comparison to the entire market. It is estimated based on a series of historical share prices of comparable companies listed on the stock exchange, to estimate the correlation between the company shares´ returns and the stock market returns, of the country where the company is listed.
The main underlying data used in these calculations are obtained from independent and renowned external information sources.
The discount rates applied to the cash flow projections in 2020 and 2019 for the main CGUs are as follows:

	2020		2019
Discount rate in local currency	Before tax	After-tax	Before tax	After-tax
Spain	8.4%	6.5%	8.2%	6.2%
Brazil	13.6%	11.1%	12.6%	10.0%
United Kingdom	7.3%	6.1%	7.8%	6.2%
Germany	6.5%	4.8%	7.8%	4.9%
Perpetuity growth rate
Cash flow projections from the sixth year are calculated using an expected constant growth rate (g), considering the analyst consensus estimates for each business, based on the maturity of the industry and technology, and the degree of development of each country. Each indicator is compared to the forecasted long-term real and nominal GDP growth of each country and growth data from external sources, adjusting any particular case with specific characteristics related to the business evolution.

The perpetuity growth rates applied to the cash flow projections in 2020 and 2019 for the main CGUs are as follows:

Perpetuity growth rate in local currency	2020	2019
Spain	0.8%	1.0%
Brazil	4.5%	4.5%
United Kingdom	0.8%	0.8%
Germany	1.0%	1.1%
The perpetuity growth rates for 2020 slightly decreased for Spain And Germany comparing to 2019, being stable for Brazil and the United Kingdom. Europe remains around 1%.
In Brazil, the perpetuity growth rate is within the range of the estimations of the analysts, it is consistent with with the Brazilian Central Bank’s medium-term inflation target (within a range between 1.8% and 4.8%) and it is below the forecasted nominal GDP growth rate (which oscillates around 5.5%).
Sensitivity to changes in assumptions
The Group performs a sensitivity analysis of the impairment test by considering reasonable changes in the main assumptions used in the test. Due to the greater uncertainty from the pandemic, the range of variation of the key assumptions was exceptionally increased by 50% with regard to the previous year. Thus, for the main CGU, the following maximum increases or decreases were assumed, expressed in percentage points (percentage points):

Changes in key assumptions, In percentage points (percentage points)	Spain	United Kingdom	Germany	Brazil
Financial variables
Discount rate	+/-0.75	+/-0.75	+/-0.75	+/-1.5
Perpetuity growth rates	+/-0.375	+/-0.375	+/-0.375	+/-0.75
Long-term operating variables
OIBDA Margin	+/-2.625	+/-2.625	+/-2.25	+/-3
Ratio of CapEx/Revenues	+/-1.31	+/-1.31	+/-1.13	+/-1.5
The sensitivity analysis revealed a gap between the recoverable value and carrying amount for the main CGUs at December 31, 2020.
The impairment test at December 31, 2019 measured the sensitivity to the calculation of the CGU of Telefónica del Perú. The Group has updated the value in use valuation of Telefónica del Peru's, based on the latest approved strategic plan, and considering also various scenarios stressing the operating variables. It was found in this analysis that it was not necessary to record an impairment of the goodwill allocated to Telefónica del Perú. The WACC rate considered is 8.7% and the growth rate in perpetuity is 2.4%. In terms of operating ratios, an OIBDA margin of 30% and a Capex ratio of 11% on average are projected over the plan horizon.
As regards the sensitivity of the calculation, the change in each assumption required for the recoverable value to equal Telefónica del Perú's carrying amount is as follows: (i) WACC rate + 2.8 p.p.; (ii) perpetual growth rate -3.8 p.p.; (iii) long-term OIBDA margin: -7.1 p.p.; and (iv) long-term investment ratio: +5.0 p.p.
Calculation of the recoverable amount of Telefónica Argentina
Argentina is among the most affected countries in the world by COVID-19. The scarce room for an ambitious fiscal package and a long and strict lockdown episode are the main reasons behind this performance. Moreover, recovery is expected to be slower than elsewhere, and pre-pandemic levels of activity are not expected to be reached until at least 2023-24.
At the same time, the country remains muddling through an environment of high inflation that, far from being addressed by long-term structural solutions, is being deepened by short-term measures that threaten profitability. In the third quarter of 2020 the Government approved the “Decreto de Necesidad Urgente” (DNU 690/2020), through which (i) the ICTs were declared essential and strategic public services in competition, (ii) the tariffs of the ICTs will be freezed until December 31, 2021, and (iii) the regulator shall regulate the prices in the ICT sector. The Decree asymmetrically conditions its future performance and will have a significant adverse impact on the evolution of the business in the country.
Furthermore, the exchange rate duality resulting from the shortage of foreign currency reserves, an unpredictable institutional framework and the need to carry out a broad fiscal adjustment deepen the imbalances that the country will have to address once the pandemic is over.
Due to the impairment indicators that were revealed during the year, the Group conducted impairment tests of the goodwill allocated to Telefonica Argentina in interim periods. As the previous year, the recoverable amount was determined by calculating the fair value less costs to sale (see Note 3.f), using discounted cash flow projections.
As a result of this analysis, in 2020 an impairment loss was recognized on the goodwill allocated to Telefónica Argentina, amounting to 519 million euros, with a counterparty in "Other expenses" in the consolidated income statement for 2020 (see Note 26). Additionally, in order to match the carrying amount and the recoverable value, impairment losses of intangible assets and property, plant and equipment were recorded, proportional to their carrying amount, amounting to 106 million euros and 269 million euros, respectively (see notes 6 and 8), with a counterparty in "Other expenses" (see Note 26). As a result of these impairment losses, there was a partial reversal of deferred tax liabilities associated with the hyperinflation adjustment in Argentina, amounting to 94 million euros (see Note 25).
In 2019, the Group had registered an impairment of goodwill allocated to Telefónica Argentina amounting to 206 million euros.
Additionally, at year-end closing the Group has updated the valuation based on the latest approved business plan, and considering various valuation scenarios, with the same conclusions. The WACC rate, in local currency, considers inflation that affects business cash flows in the plan’s horizon, converging in a perpetuity discount rate of around 23% and terminal nominal growth of 10%, aligned with the expected normalization for the inflation rate. Both variables are equally aligned with the consensus of Argentine market analysts using the dollar (hard currency). In terms of operating ratios, a long-term OIBDA margin of 26% is projected over the plan horizon, which is below the long-term projections of analysts for the competition, and a long-term CapEx ratio of around 10%.